Going Concern	12 Months Ended
Mar. 31, 2026
Going Concern [Abstract]
GOING CONCERN

NOTE 2 — GOING CONCERN

The Company has incurred recurring negative operating cash flows and has funded its operations primarily from share issuance. The Company had net losses of $5,650,379 for the year ended March 31, 2026 but generated net profit of $3,182,565 for the year ended March 31, 2025.

As of March 31, 2026, the Company has $1,885,367 of unrestricted cash. The Company will need to maintain its operating costs at a level through strict cost control and budget to ensure operating costs are minimized and will not exceed such aforementioned sources of funds to continue as a going concern for a period within 12 months after the issuance of its consolidated financial statements.

The Company believes that available cash, together with the efforts from aforementioned management plan and actions will be sufficient to support its continuous operations and to meet its payment obligations when liabilities fall due within the next twelve months from the date of issuance of these consolidated financial statements. Based on management’s assessment, the Company concluded that substantial doubt about its ability to continue as a going concern has been alleviated for the twelve-month period following the issuance date of these consolidated financial statements.